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                                                                    Exhibit 99.1

               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, John G. Drosdick, Chairman, Chief Executive Officer and President of Sunoco, Inc., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sunoco, Inc., and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . the 2001 Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Sunoco, Inc.;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sunoco, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.


/s/ John G. Drosdick
--------------------
John G. Drosdick                           Subscribed and sworn to
Chairman, Chief Executive                  before me this 7th day of
Officer and President                      August, 2002.

August 7, 2002                             /s/ Anita V. Andre
                                           ------------------
                                           Notary Public
                                           My Commission Expires: April 8, 2006
                                           (Notary Seal)